                                December 14, 2005

American Italian Pasta Company
4100 N. Mulberry Drive
Suite 200
Kansas City, MO 64116

     Re:  Waivers under Credit Agreement

Ladies/Gentlemen:

     Please refer to the Credit Agreement dated as of July 16, 2001 (as previously amended or otherwise modified, the "Credit Agreement") among American
Italian Pasta Company (the "Company"), various financial institutions and Bank of America, N.A., as administrative agent (in such capacity, the "Administrative
Agent"). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

     At the request of the Company, the Required Lenders waive until the Waiver
Termination Date (as defined below) any Event of Default (collectively, the
"Known Defaults") arising from:

     (a) The failure of the Company to comply with Section 10.6.1 (Minimum Fixed
Charge Coverage Ratio), 10.6.2 (Maximum Leverage Ratio) and 10.6.4 (Minimum
EBITDA) of the Credit Agreement for the Computation Periods ended July 1, 2005 and September 30, 2005 and the Computation Period ending December 30, 2005.

     (b) The failure of the Company to comply with Section 10.2(i) of the Credit
Agreement or the inaccuracy of (i) the representation and warranty in Section
9.4 of the Credit Agreement or (ii) any certificate delivered pursuant to
Section 10.1.1, 10.1.2 or 10.1.3 with respect to any financial statements previously delivered by the Company to the Administrative Agent or any Lender
pursuant to the Credit Agreement, in each case to the extent arising out of the matters described by the Company in its press release dated August 9, 2005 and in conference calls with the Lenders held on July 12, 2005, August 11, 2005,
September 8, 2005, October 28, 2005 and November 30, 2005 (the "Disclosed
Matters").

     (c) The failure by the Company to deliver (i) financial statements and the corresponding compliance certificate pursuant to Sections 10.1.2 and 10.1.3 of the Credit Agreement for the Fiscal Quarter ended July 1, 2005 and (ii)(x)
financial statements and the corresponding compliance certificate pursuant to
Sections 10.1.1 and 10.1.3 of the Credit Agreement for the Fiscal Year ended
September 30, 2005 and (y) financial statements and the corresponding compliance certificate pursuant to Sections 10.1.2 and 10.1.3 of the Credit Agreement for
the Fiscal Quarter ending December 30, 2005 so long as the Company delivers to the Administrative Agent and the Lenders (A) in the case of the foregoing clause
(ii)(x), financial statements for such Fiscal Year not later than December 30,
2005, and (B) in the case of the foregoing clause (ii)(y), financial statements for such Fiscal Quarter not later than February 13, 2006, together in each case with: (A) a statement to the effect that such financial statements accurately set forth the financial condition and results of operations of the Company and its Subsidiaries for, and as of the end of, such fiscal period, without giving effect to the Permitted

Adjustments (as defined below); and (B) calculations in reasonable detail (but without giving effect to the Permitted Adjustments) of the financial covenants set forth in Section 10.6 of the Credit Agreement as of the last day of such fiscal period. For purposes of this clause (c), "Permitted Adjustments" means
(1) adjustments resulting (or that may result) from the pending investigation by the audit committee of the Company's board of directors, (2) adjustments that may result from the Disclosed Matters and (3) normal year-end audit adjustments.

     (d) The restatement of the Company's financial statements for the fiscal periods ending on or prior to April 1, 2005.

     (e) The failure by the Company to deliver the consolidated plan and financial forecast for the Fiscal Year commencing October 1, 2005 pursuant to
Section 10.1.8 of the Credit Agreement.

     As used herein, "Waiver Termination Date" means the earliest to occur of
(i) failure of the Company to comply with the requirements set forth in clause
(c) of the preceding paragraph, (ii) the occurrence of any Event of Default or
Unmatured Event of Default other than the Known Defaults, (iii) March 16, 2006 and (iv) the date of the effectiveness of an amendment to the Credit Agreement amending the financial covenants set forth in clause (a) of the preceding paragraph. The Company acknowledges that (absent the Required Lenders granting, in their sole and complete discretion, a subsequent waiver or amendment), immediate Events of Default shall exist on the Waiver Termination Date as a result of (x) the Known Defaults and (y) any other then-existing event that constitutes an Event of Default.

     In consideration of the waivers set forth above, the Company agrees with the Lenders that (a) from the date of effectiveness hereof through the end of the Waiver Period, notwithstanding any contrary provision of the Credit
Agreement, (i) the Applicable Eurocurrency Margin and the LC Fee Rate will equal
4.500%, (ii) the Applicable Base Rate Margin will equal 3.250% and (iii) the
Non-Use Fee Rate will equal 0.700% and (b) during the Waiver Period, and at any time thereafter during the existence of an Event of Default, the Company will not, and will not permit any Subsidiary to, make any Restricted Payment of the type described in clause (iii) of the proviso to Section 10.10 of the Credit
Agreement, other than repurchases of the Company's capital stock (i) from current or former employees of the Company or any Subsidiary pursuant to the
American Italian Pasta Company 2000 Equity Incentive Plan, (ii) from the
Company's 401-k plan and (iii) pursuant to the terms of any other employee benefit arrangement as in effect prior to September 1, 2005.

     This waiver letter is limited to the matters specifically set forth herein and shall not be deemed to constitute a waiver, consent or amendment with respect to any other matter whatsoever. Except as specifically set forth herein, the Credit Agreement shall remain in full force and effect and is hereby ratified in all respects.

     This waiver letter shall become effective when the Administrative Agent has received (a) counterparts hereof executed by the Required Lenders and acknowledged by the Company and each Guarantor and (b) a waiver fee for each
Lender that, on or prior to 5:00 p.m. (Chicago time) on December 14, 2005, delivers an executed counterpart hereof to the Administrative Agent,

such waiver fee to equal 0.25% of the sum of (i) the outstanding principal amount of such Lender's Term Loan and (ii) such Lender's Revolving Commitment.

     This waiver letter may be executed in counterparts and by the parties hereto on separate counterparts. A signature page hereto delivered by facsimile shall be effective as delivery of an original counterpart.

     This letter agreement shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                                BANK OF AMERICA, N.A., as Administrative
                                Agent

                                By:    /s/ Jeffrey T. White
                                   ------------------------------------------
                                Name:   Jeffery T. White
                                Title:  Assistant Vice President

                                BANK OF AMERICA, N.A., as a Lender

                                By:    /s/ Lynn Simmons
                                   ------------------------------------------
                                Name:   Lynn Simmons
                                Title:  Senior Vice President

                                JPMORGAN CHASE BANK, N.A. (f/k/a Bank
                                One, NA), as Documentation Agent and as a Lender

                                By:    /s/ Daniella M. Clarke
                                   ------------------------------------------
                                Name:   Daniella M. Clarke
                                     ----------------------------------------
                                Title:  Vice President
                                      ---------------------------------------

                                U.S. BANK NATIONAL
                                ASSOCIATION, as Syndication
                                Agent and as a Lender

                                By:
                                   ------------------------------------------
                                Name:
                                     ----------------------------------------
                                Title:
                                      ---------------------------------------

                                ING CAPITAL LLC

                                By:
                                   ------------------------------------------
                                Name:
                                     ----------------------------------------
                                Title:
                                      ---------------------------------------

                                By:
                                   ------------------------------------------
                                Name:
                                     ----------------------------------------
                                Title:
                                      ---------------------------------------

                                KEYBANK NATIONAL ASSOCIATION, as Co-
                                Agent and as a Lender

                                By:
                                   ------------------------------------------
                                Name:
                                     ----------------------------------------
                                Title:
                                      ---------------------------------------

                                COOPERATIEVE CENTRALE RAIFFEISEN-
                                BOERENLEENBANK B.A., "RABOBANK
                                NEDERLAND", NEW YORK BRANCH, as Co-
                                Agent and as a Lender

                                By:    /s/ Brad Peterson
                                   ------------------------------------------
                                Name:      Brad Peterson
                                     ----------------------------------------
                                Title:     Executive Director
                                      ---------------------------------------

                                By:    /s/ Andrew Sherman
                                   ------------------------------------------
                                Name:      Andrew Sherman
                                     ----------------------------------------
                                Title:     Counsel/Executive Director
                                      ---------------------------------------

                                WELLS FARGO BANK, N.A., as Co-Agent and as
                                a Lender

                                By:    /s/ Ellen Trach
                                   ------------------------------------------
                                Name:      Ellen Trach
                                     ----------------------------------------
                                Title:     Senior Vice President
                                      ---------------------------------------

                                BANCA NAZIONALE DEL LAVORO S.P.A.

                                By:    /s/ Juan Cortes
                                   ------------------------------------------
                                Name:      Juan Cortes
                                     ----------------------------------------
                                Title:     Relationship Manager
                                      ---------------------------------------

                                By:    /s/ Francesco DiMario
                                   ------------------------------------------
                                Name:      Francesco DiMario
                                     ----------------------------------------
                                Title:     Senior Manager
                                      ---------------------------------------

                                THE BANK OF NEW YORK

                                By:    /s/ Edward J. DeSalvio
                                   ------------------------------------------
                                Name:      Edward J. DeSalvio
                                     ----------------------------------------
                                Title:     Vice President
                                      ---------------------------------------

                                COMERICA BANK

                                By:
                                   ------------------------------------------
                                Name:
                                     ----------------------------------------
                                Title:
                                      ---------------------------------------

                                COMMERCE BANK, N.A.

                                By:    /s/ Wayne C. Lewis
                                   ------------------------------------------
                                Name:      Wayne C. Lewis
                                     ----------------------------------------
                                Title:     Vice President
                                      ---------------------------------------

                                SUNTRUST BANK, as Co-Agent and as a Lender

                                By:    /s/ Byron R. Kurtgis
                                   ------------------------------------------
                                Name:      Byron R. Kurtgis
                                     ----------------------------------------
                                Title:     Director
                                      ---------------------------------------

                                UNICREDITO ITALIANO

                                By:
                                   ------------------------------------------
                                Name:
                                     ----------------------------------------
                                Title:
                                      ---------------------------------------

                                By:
                                   ------------------------------------------
                                Name:
                                     ----------------------------------------
                                Title:
                                      ---------------------------------------

                                UMB BANK, N.A.

                                By:    /s/ David A Proffitt
                                   ------------------------------------------
                                Name:      David A. Proffitt
                                     ----------------------------------------
                                Title:     Senior Vice President
                                      ---------------------------------------

                                COBANK, ACB

                                By:    /s/ Mary Beth Curry
                                   ------------------------------------------
                                Name:      Mary Beth Curry
                                     ----------------------------------------
                                Title:     Vice President
                                      ---------------------------------------

                                FARM CREDIT SERVICES OF MINNESOTA
                                VALLEY PCA D/B/A FCS COMMERCIAL
                                FINANCE GROUP

                                By:    /s/ James M. Grafing
                                   ------------------------------------------
                                Name:      James M. Grafing
                                     ----------------------------------------
                                Title:     SVP - Syndiated Finance
                                      ---------------------------------------

                                AGFIRST, FCB

                                By:    /s/ Bruce B. Fortner
                                   ------------------------------------------
                                Name:      Bruce B. Fortner
                                     ----------------------------------------
                                Title:     Vice President
                                      ---------------------------------------

                                U.S. AGBANK, FCB (f/k/a Farm Credit Bank of
                                Wichita)

                                By:    /s/ Greg E. Somerhalder
                                   ------------------------------------------
                                Name:      Greg E. Somerhalder
                                     ----------------------------------------
                                Title:     Vice President
                                      ---------------------------------------

                                FARM CREDIT SERVICES OF AMERICA, PCA

                                By:
                                   ------------------------------------------
                                Name:
                                     ----------------------------------------
                                Title:
                                      ---------------------------------------

                                GREENSTONE FARM CREDIT SERVICES, FLCA

                                By:    /s/ Alfred S. Compton, Jr.
                                   ------------------------------------------
                                Name:      Alfred S. Compton, Jr.
                                     ----------------------------------------
                                Title:     VP/Sr. Lending Officer
                                      ---------------------------------------

                                NORTHWEST FARM CREDIT SERVICES, PCA

                                By:    /s/ Casey Kinzer
                                   ------------------------------------------
                                Name:      Casey Kinzer
                                     ----------------------------------------
                                Title:     Sr. Credit Officer
                                      ---------------------------------------

                                1st FARM CREDIT SERVICES

                                By:    /s/ Dale A. Richardson
                                   ------------------------------------------
                                Name:      Dale A. Richardson
                                     ----------------------------------------
                                Title:     Vice President, Capital Markets
                                      ---------------------------------------

                                BDC FINANCE, L.L.C.

                                By:    /s/ James J. Zenni, Jr.
                                   ------------------------------------------
                                Name:      James J. Zenni, Jr.
                                     ----------------------------------------
                                Title:     BDC Finance, L.L.C.
                                      ---------------------------------------

                                BLUE RIDGE INVESTMENTS, L.L.C.

                                By:    /s/ George C. Carp
                                   ------------------------------------------
                                Name:      George C. Carp
                                     ----------------------------------------
                                Title:     SVP - Finance
                                      ---------------------------------------

                                CANADIAN IMPERIAL BANK OF COMMERCE

                                By:    /s/ John O'Dowd
                                   ------------------------------------------
                                Name:      John O'Dowd
                                     ----------------------------------------
                                Title:     Authorized Signatory
                                      ---------------------------------------

                                By:    /s/ Milena Grgic
                                   ------------------------------------------
                                Name:      Milena Grgic
                                     ----------------------------------------
                                Title:     Authorized Signatory
                                      ---------------------------------------

                                CITIGROUP FINANCIAL PRODUCTS INC.

                                By:    /s/ Nora Kain
                                   ------------------------------------------
                                Name:      Nora Kain
                                     ----------------------------------------
                                Title:     Authorized Signatory
                                      ---------------------------------------

                                DEUTSCHE BANK AG NEW YORK BRANCH
                                By: DBServices New Jersey, Inc.

                                By:    /s/ Deirdre Whorton
                                   ------------------------------------------
                                Name:      Deirdre Whorton
                                     ----------------------------------------
                                Title:     Assistant Vice President
                                      ---------------------------------------

                                By:    /s/ Alice L. Wagner
                                   ------------------------------------------
                                Name:      Alice L. Wagner
                                     ----------------------------------------
                                Title:     Vice President
                                      ---------------------------------------

                                DKR WOLF POINT HOLDING FUND LIMITED

                                By:    /s/ Brian T. Schinderle
                                   ------------------------------------------
                                Name:      Brian T. Schinderle
                                     ----------------------------------------
                                Title:     Senior Managing Director
                                      ---------------------------------------

                                FARM CREDIT SERVICES OF MISSOURI, PCA

                                By:    /s/ Terry Eidson
                                   ------------------------------------------
                                Name:      Terry Eidson
                                     ----------------------------------------
                                Title: Senior Vice President, Credit Services
                                      ---------------------------------------

                                LENNOX AVENUE CLO I, LIMITED
                                By:  ANGELO, GORDON & CO., L.P.
                                     AS COLLATERAL MANAGER

                                By:    /s/ Bruce Martin
                                   ------------------------------------------
                                Name:      Bruce Martin
                                     ----------------------------------------
                                Title:     Managing Director
                                      ---------------------------------------

                                NORTHWOODS CAPITAL V, LIMITED
                                By:  ANGELO, GORDON & CO., L.P.
                                     AS COLLATERAL MANAGER

                                By:    /s/ Bruce Martin
                                   ------------------------------------------
                                Name:      Bruce Martin
                                     ----------------------------------------
                                Title:     Managing Director
                                      ---------------------------------------

                                NORTHWOODS CAPITAL IV, LIMITED
                                By:      ANGELO, GORDON & CO., L.P.
                                         AS COLLATERAL MANAGER

                                By:    /s/ Bruce Martin
                                   -------------------------------------------
                                Name:      Bruce Martin
                                     -----------------------------------------
                                Title:     Managing Director
                                      ----------------------------------------

ACKNOWLEDGED AND AGREED:

AMERICAN ITALIAN PASTA COMPANY

By:       /s/ George D. Shadid
   -------------------------------------
Name:         George D. Shadid
     -----------------------------------
Title:        Executive VP / CFO
      ----------------------------------

AIPC FINANCE, INC.

By:       /s/ George D. Shadid
   --------------------------------------
Name:         George D. Shadid
     ------------------------------------
Title:        Executive VP / CFO
      -----------------------------------

AIPC SALES CO.

By:       /s/ George D. Shadid
   --------------------------------------
Name:         George D. Shadid
     ------------------------------------
Title:        Executive VP / CFO
      -----------------------------------

AIPC WISCONSIN, LIMITED PARTNERSHIP

By:  America Italian Pasta Company, its General Partner

By:       /s/ George D. Shadid
   ---------------------------------------
Name:         George D. Shadid
     -------------------------------------
Title:        Executive VP / CFO
      ------------------------------------

AIPC MISSOURI, LLC

By:  American Italian Pasta Company, its Managing Member

By:       /s/ George D. Shadid
   ----------------------------------------
Name:         George D. Shadid
     --------------------------------------
Title:        Executive VP / CFO
      -------------------------------------

AIPC SOUTH CAROLINA, INC.

By:       /s/ George D. Shadid
   -----------------------------------------
Name:         George D. Shadid
     ---------------------------------------
Title:        Executive VP / CFO
      --------------------------------------

AIPC ARIZONA, LLC

By:  AIPC Finance, Inc., its sole Member

By:       /s/ George D. Shadid
    ----------------------------------------
Name:         George D. Shadid
     ---------------------------------------
Title:        Executive VP / CFO
      --------------------------------------